Exhibit 99.1

Tri-Valley Corporation
Maston Cunningham, President & CEO
NYSE Amex: TIV
March 2011

Safe Harbor Disclosure:

 This presentation contains forward-looking statements that
 involve risks and uncertainties. Actual results, events and performance could vary materially from those contemplated by these forward-looking statements which include such words and phrases as exploratory, wildcat, prospect, speculates, unproved, prospective, very large, expect, potential, etc. Among the factors that could cause actual results, events and performance to differ materially are risks and uncertainties discussed in "Item IA. Risk
 Factors" and "Item 7. Management's Discussion and Analysis of
 Financial Condition" contained in the company's Annual Report on SEC Form 10-K for the year ended December 31, 2009, and
 similar information contained in the company’s Quarterly Report on SEC Form 10Q for the quarter ended September 30, 2010.

Tri-Valley is…
• A significantly different company from a year ago
• Focused on California heavy oil production with nearly
 10 MMB of net 3P reserves, and over 3 MMB of net
 contingent resources
• Positioned to become the largest oil sands producer in
 California
• Executing a plan to monetize two large Alaskan exploration stage gold projects (porphyry and intrusion related
 systems)
• Building oil production volume and revenue in 2011
• Significantly reducing operating costs
• Focused on generating cash flow from operations
• Led by an experienced, proven management team

PLEASANT VALLEY
Oxnard
VENTURA FWY
PLEASANT VALLEY RD
E HUENEME RD
W CHANNEL ISLANDS BLVD
Port Hueneme
Camarillo
Point Mugu NAWS
Round Mountain
BROOME RANCH RD
POTRERO RD
La Jolla Peak

TRI-VALLEY CORPORATION

Pleasant Valley - Oxnard, CA

Camarillo Airport
Lerner
29
28
27
34
FEET

TRI-VALLEY
CORPORATION

Pleasant Valley - Oxnard, CA

Oxnard Field
Hwy 126

Pleasant Valley - Leases

Lennox
Scholle-
Livingston
Hunsucker
Title Under Litigation

Pleasant Valley - Oxnard, CA
• An “unconventional” heavy oil project to exploit 128 MMB
 OOIP from the Upper Vaca Tar Sands from properties
 located in the Oxnard Oilfield
• Oxnard Oilfield, discovered in 1937, has 400 MMB OOIP in
 the Upper Vaca Tar as estimated by the CA Dept. of Oil &
 Gas
• Upper Vaca Tar is analogous to the Canadian Athabasca
 Oil Sands

Pleasant Valley - Oxnard, CA
• TIV is the first operator to produce heavy oil from horizontal wells drilled into the Upper Vaca Tar Formation
• Maximum recovery up to 60% of OOIP will require
 deployment of latest Canadian technologies, such as Steam-
 Assisted, Gravity-Drainage (SAGD)
• SAGD Pilot is planned for second half of 2011
• TIV Ownership: 25.00% Working Interest (WI) and 18.75%
 Net Revenue Interest (NRI) + small ORRI’s

Steam Assisted Gravity Drainage Diagram

Surface Wellhead
Cap Rock
Steam Chamber
Steam
Injection
Oil

Source: Adapted from a Canadian Centre for Energy Information image

TRI-VALLEY CORPORATION

Steam Assisted Gravity Drainage Diagram

Vaca Tar Sands vs. Canada's Oil Sands

	Oxnard Vaca	Foster Creek	Christina Lake	Firebag
Average Depth	1,900'	1,640'	1,150'	1,050'
Gross Pay		30' to 100'	60' to 115'	115' to 130'
Porosity	32 to 36%	33 to 34%	30 to 36%	21 to 36%
Oil Saturation	70%	80%	70 to 85%	80 to 95%
Temperature		54˚F	52˚F	46˚F
Oil Viscosity	380,000cp	200,000cp	300,000cp	10,000,000cp
Oil Gravity	4 to 7˚API	12˚API	8˚API	7˚API

TRI-VALLEY CORPORATION

Recovery Factor
 75%
 65%
 70%
 20 to 60%
250’
100°F
Vaca Tar Sands vs. Canada’s Oil Sands

Highway 178
Bakersfield
Claflin Lease
Highway 58
I-5
Highway 99

TRI-VALLEY CORPORATION

Claflin - Bakersfield, CA

Claflin
• 2.0 MMB net proved reserves (SEC); 16° API gravity
• 22 Wells to be drilled and equipped during 2011
• Exit rate at year-end 2011 estimated at 800 BOPD
• Peak production is estimated at 1,200 BOPD in 2012
• $8.9 Million of average annual net operating profit for
 first three years
• TIV Ownership: 100% Working Interest (WI) and
 87.5% Net Revenue Interest (NRI)
• TIV has acquired the Brea lease, a similar adjoining
 property to develop in 2012

Claflin 3-D Seismic

Area of 3-D
1.5 sq-miles
T29S R29E
TVOG lease
TVOG lease
Tri-Valley O&G
Edison Field
3-D Seismic Outline
FEET

TRI-VALLEY CORPORATION

Claflin 3-D Seismic Area of 3-D 1.5 sq-miles

Claflin Development

EDISON FIELD AREA - Claflin_Brea_et al
BAKERSFIELD
FEET

TRI-VALLEY CORPORATION

Initial 6
Wells
Index Map
Producing wells
New Development
Wells
Future Wells
Claflin Development

Significant Cost Reductions
• Reduced annualized G&A costs over $1 Million
• Salary and Benefit Expense reduced 18% for 2011:
 • Eliminated five positions
 • Outsourced IT
 • Reduced other contract services
• Potential to reduce Pleasant Valley production costs per
 barrel by 20% with increased volumes and other cost
 reductions in 2011
• Potential to reduce Claflin production costs per barrel by
 50% with increased volumes from new wells in 2011

ARCTIC OCEAN
Brooks Range
BEAUFORT SEA
NORTON SOUND
BERING SEA
GULF OF ALASKA

TRI-VALLEY CORPORATION

Alaska Mineral Properties
Fairbanks
Richardson
Shorty Creek

Shorty Creek
• Shorty Creek is a potential world-class porphyry deposit
• Contiguous to ITH’s Livengood property containing 13.3
 Million oz of gold resource at 0.5 grams/ton cut-off (heap
 leach quality)
• Asarco had multiple intercepts during 1988-89 program
 • Drilled 20 holes, eight had gold intercepts ranging from 0.53 grams gold /ton up to 4.5 grams gold/ton
• Six anomalies have been identified for further exploration work in the 2010 NI 43-101 Report evaluation, which
 indicates a large porphyry copper, gold, and molybdenum
 system up to eight miles in diameter

Tolvana River
Alyeska Pipeline
0 1,429 2,858 4,287
METERS

TRI-VALLEY CORPORATION

Shorty Creek
Shorty Creek Claims
52 Sq. Miles
International Tower Hill
13.3 million oz gold
at 0.50 grams/ton
Elliot Hwy

Shorty Creek Exploration
• Drilling and other exploration work on the six
 anomalies identified in the NI 43-101 Report
 may ultimately require $10-15 Million in new
 investment
• Ideal joint venture opportunity for a major or
 mid-tier gold or copper producer to earn a
 majority interest

Richardson
• Have identified six anomalies with surface geochem sampling, limited core drilling, and some previous mining
• All of the anomalies are associated with the Intrusion Related
 Gold Deposit Model
• NI 43-101 study is in progress and is to be completed by
 March 31, 2011
• Drilling and other Exploration work on identified anomalies may require $10-15 MM in new investment
• Also a joint venture opportunity for a major or mid-tier gold producer to earn a majority interest

Alyeska Pipeline
Richardson Hwy

TRI-VALLEY CORPORATION

Richardson

Richardson Hwy
44 Sq. Mi. of Claims
Shamrock
Bald Knob
Democrat
Hilltop
May’s Pit

Experienced Management Team
Maston Cunningham - President and CEO
• Joined TIV in 2009; became CEO in March 2010
• 22 years with Occidental Petroleum, includes 15 years abroad
• President & GM of Oxy’s subsidiary in Ecuador
John Durbin - CFO
• 30-year career in senior financial positions with Conoco and DuPont
• Extensive international experience
Michael Stark - VP of Exploration
• 12 years with Ivanhoe Energy; most recently as VP of Exploration and Land
• 20 years with Occidental Petroleum, includes 9 years abroad
Jim Kromer - VP of Operations
• 44 years experience in drilling, production, engineering, and operations
• Conoco, Exxon, Amerada Hess, Omni Exploration, Damson Oil, Ely, Stream Energy, Matris
 Exploration, and Delta Petroleum

Key Accomplishments in 2010
• Closed a $5.0 million sale of common stock in a registered direct offering with institutional investors in April 2010
• Completed artificial lift installations for all seven horizontal oil wells producing at Oxnard
• Implemented expanded 30-day steam cycles at Oxnard
• Re-activated production on four existing oil wells at Claflin
• Formed an Advisory Committee with partners who own or
 control a majority interest of the TVC OPUS 1 Drilling
 Program, L.P., to align interests with TIV for development
 of Pleasant Valley oil sands project

Key Accomplishments in 2010
• Reorganized to focus on oil and gas production; developed
 plan to monetize Alaskan properties:
 • Completed an NI 43-101 Report on Shorty Creek
 • Opened virtual data room for Shorty Creek and Richardson
 • Closed $2.5 MM sale of Admiral Calder calcium carbonate
 property
• Built a reservoir model/simulator for PV oil sands project
• Hired a senior operations engineer with SAGD experience
 for Pleasant Valley oil sands project
• Cancelled warrants from April 2010 registered direct
 offering to improve TIV’s capital structure

Where We Are Going in 2011?
• Increase daily gross oil production from 300 to 1,000
 barrels by year-end 2011
 • Increase production at Claflin and Pleasant Valley
 • Initiate first SAGD oil sands production in California
 • Drill up to 22 new wells at Claflin
• Reach agreement with OPUS partnership to better align
 interests with TIV for Oxnard oil sands development
• Secure an earn-in agreement with an established industry
 partner to prove up gold and other minerals on one of the
 Alaskan properties
• Achieve breakeven cash flow from operations by year-end

TIV Valuation Metrics
  Total Reserves 10.0
  5.5 $110.3
  $2.01
*NPV 10% Values on 2010 SEC Based Reserves

$MM $/share Market Cap: 3-15-11 Closing Price $26.4 $0.48 Risked Risk Adjusted Net Asset Valuation*: MMBO MMBO $MM $/share Proved Reserves: Claflin-Brea 2.1 2.1 $35.2 $0.64 Oxnard 1.0 1.0 $30.1 $0.55 Probable Reserves: Claflin-Brea 1.7 .9 $11.8 $0.21 Oxnard .7 .4 $10.7 $0.19 Possible Reserves: Oxnard 4.5 1.1 $22.5 $0.41 Total Reserves 10.0 5.5 $110.3 $2.01 *NPV 10% Values on 2010 SEC Based Reserves

TIV Valuation Metrics
• TIV’s current $26.4 MM Market Cap represents:
 o 25% discount to Claflin-Brea Proved Reserves
 o 60% discount to Total Proved Reserves
 o 70% discount % to Total Proved & Probable Reserves
 o 75% discount to Total Proved, Probable & Possible Reserves
• Market Cap does not appear to reflect any upside value for:
 o Higher Current 2011 Oil Prices vs. 2010
 o Monetization of Shorty Creek & Richardson Gold Projects
 o Resolution of litigation related to one property at Oxnard (3.4 MMBO net contingent resources)

BLM Oil and Gas Lease Auction
Tops $1.4 Million*
• Six oil and gas lease parcels in Kern County were
 auctioned for a total of $1,479,093.50, including
 administrative fees, by the Bureau of Land
 Management’s Bakersfield Field Office Wednesday.
• Vintage Production California, Bakersfield, paid the
 highest price per acre $2,000, and also paid the highest
 total bid price for one parcel, $1,008,000.

  *Source: BLM News Release 3-10-2011